UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2020

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower

13355 Noel Road, 22nd Floor

Dallas, Texas 75240

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 par value per share	HHC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of David O’Reilly as Interim Chief Executive Officer

On September 17, 2020, The Howard Hughes Corporation (the “Company”) appointed David O’Reilly, the Company’s President and Chief Financial Officer, to additionally serve as the Company’s interim Chief Executive Officer until a permanent Chief Executive Officer is appointed. The Company has commenced a search for a permanent Chief Executive Officer. The Company will consider both internal and external candidates.

Mr. O’Reilly, age 46, joined the Company in October 2016 as Chief Financial Officer, and was additionally appointed as President in June 2020. He is responsible for managing the company’s investment and financial strategy, working with the executive team to unlock meaningful long-term value across the company’s portfolio. Prior to joining the Company, Mr. O’Reilly served as Executive Vice President, Chief Investment Officer of Parkway Properties, Inc., a NYSE-traded real estate investment trust focused on office properties. He served in the position from November 2011 through October 2014 and was appointed Chief Financial Officer in August 2012. He also served as the company’s Interim Chief Financial Officer from May 2012 through August 2012. Previously, Mr. O'Reilly served as Executive Vice President of Banyan Street Capital and as Director of Capital Markets for Eola Capital LLC. He served in the investment banking industry as Senior Vice President of Barclays Capital Inc. and in a similar capacity for Lehman Brothers. Mr. O’Reilly currently serves as a director of Kite Realty Group Trust.

There are no arrangements or understandings between Mr. O’Reilly and any other persons pursuant to which Mr. O’Reilly was appointed to the offices described above, and Mr. O’Reilly has no family relationships with any of the Company’s directors or other executive officers and is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Departure of Former Chief Executive Officer

On September 17, 2020, Paul Layne retired as our Chief Executive Officer (and simultaneously agreed to step down from the Company’s Board of Directors).

Item 7.01.	Regulation FD Disclosure.

On September 21, 2020, the Company issued a press release regarding the appointment of Mr. O’Reilly as our interim Chief Executive Officer and the departure of Mr. Layne. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K pursuant to this “Item 7.01 Regulation FD Disclosure,” is being furnished. This information shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated September 21, 2020.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2020

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
Peter F. Riley
Senior Executive Vice President, Secretary and General Counsel